UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2008

MORRIS PUBLISHING GROUP, LLC
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

333-112246	26-2569462
(Commission File Number)	(IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia	30901
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

On October 1, 2008, Morris Publishing Group (“Morris Publishing”) entered into a Third Amendment to Management and Services Agreement, which is designed to reinstate fees payable by Morris Publishing for management and shared services to its parent, Morris Communications Company, LLC, (“Morris Communications”) and the parent’s affiliate, MSTAR Solutions, LLC (“MSTAR Solutions”). The payment of said fees had been suspended by the Second Amendment to Management and Services Agreement.

Under the amendment, payment of the following fees will be reinstated beginning October 1, 2008:

(a) the greater of (i) an amount equal to 4% of Morris Publishing’s annual total net operating revenues, and (ii) the amount of actual annual expenses allocated by Morris Communications for the services provided by Morris Communications in the management of Morris Publishing’s business (such allocation to be based upon the time and resources spent by Morris Communications on the management of Morris Publishing’s business), payable to Morris Communications, plus

(b) the lesser of (i) Morris Publishing’s allocable share (based upon usage) of the actual annual costs of operations of MSTAR as allocated by Morris Communications, and (ii) an amount equal to 2.5% of Morris Publishing’s annual total net operating revenues, payable to MSTAR Solutions.

Prior to the Third Amendment, the payment of these fees had been suspended for the period from May 1, 2008 through December 31, 2008. Absent this amendment, Morris Publishing would not have been obligated to pay fees until January 1, 2009.

The Agreement is with Morris Publishing’s parent company, Morris Communications, and MSTAR Solutions, which is another subsidiary of the parent. A copy of the Third Amendment to Management and Services Agreement is furnished as Exhibit 99.1. A copy of the Second Amendment to Management and Services Agreement was furnished as Exhibit 99.1 to Morris Publishing’s Form 8-K filed May 19, 2008. A copy of the First Amendment to Management and Services Agreement was furnished as Exhibit 99.2 to Morris Publishing Group’s Form 8-K filed February 25, 2005. A copy of the original Management and Services Agreement was filed as Exhibit 10.2 of Morris Publishing Group’s Form S-4 filed January 27, 2004.

Item 9.01.                                Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.                                                                           Description

99.1	Third Amendment to Management and Services Agreement between Morris Publishing Group, LLC, Morris Communications Company, LLC and MSTAR Solutions, LLC dated October 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2008	MORRIS PUBLISHING GROUP, LLC By: /s/ Steve K. Stone
Steve K. Stone Senior Vice President and Chief Financial Officer